Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CEO Recommendation

To

Compensation Committee

for

2010 Executive Compensation Plan

Presented by: John Kispert & Carmine Renzulli

May 10, 2010

CEO

Total Compensation Package Recommendation

for

2010

High level executive compensation plan for Spansion

For CEO:

High level strategy:

Our primarily long-term corporate objective is to create superior value for our stockholders. The objective of the executive compensation program is to attract, motivate, reward and retain highly qualified executive officers who are able to achieve the corporate objective of superior value for our stockholders. The executive compensation program is designed to provide a foundation of fixed compensation (based salary and time based stock options) and a meaningful portion of performance-based compensation.

At the CEO level, there is the greatest emphasis on linking pay to performance so as to align the interest of the CEO directly with those of stockholders. Accordingly, compensation is structured so that approximately [*]% of CEO compensation is performance-based depending upon Spansion’s financial results, with the remaining [*]% comprising base pay and benefits.

Base Pay

Base Pay: $900,000

Incentive Compensation

The target incentive compensation percentage for the CEO in fiscal 2010 is 200% of base pay. The incentive compensation award is based on achievement of the 2010 Budgeted revenue and operating margin. See the Incentive Compensation Matrix on page 4. The 100% figure on the matrix equates to the CEO receiving [*]% of his targeted 200% of base pay.

Philosophy for setting financial goals

Spansion’s philosophy for setting annual financial goals is to be aggressive. This can be seen by the matrix below. To drive home this point, in 2008 Spansion’s operating income was a loss of approximately $2.3 billion representing an operating margin of a negative 99.6%. In 2009, operating income was again a loss of approximately $240 million or an operating margin of approximately a negative 9.6%. Also, Spansion had never been profitable as a public company until the fourth quarter of 2009.

As such, to include an operating margin target of positive [*]% is clearly a stretch. Also, the $[*] in revenue will likewise represent a stretch. In Q1 2010, Spansion will be at its trough or nominal run rate after its strategic decision made in early 2008 to exit the wireless business (with the exception of a small portion of the wireless business that was retained now referred to as mobility). This trough or nominal run rate has revenue at $[*] or $[*] annualized. The mix is estimated to be approximately $[*] embedded ([*]%) and $[*] mobility ([*]%). Critical to the assumptions here is the embedded business is forecasted by industry experts to be flat to negative growth. Thus a revenue plan of $[*] that incorporates increasing Q1 revenue from $[*] to $[*] by Q4, a [*]% increase, is an aggressive revenue plan.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

One other key point to understand in the incentive compensation plan matrix is the scale is not linear. The result of this design is that if the CEO and his team miss the financial goals by even a slight amount ($[*], [*]% on revenue and/or by [*] point, [*]% on operating margin) no bonus has been earned. Conversely, to achieve the maximum, the CEO and his team would be required to achieve both an incremental $[*] (+[*]%) in revenue and a [*] point ([*]%) increase in operating margin. Accomplishing this would add an incremental [*]% or approximately $[*] increase in operating income, clearly a meaningful net benefit to stockholders. The net is a very aggressive plan with little room for error and stretch goals, that if achieved, would add significant stockholder value.

Incentive Compensation Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Note: Company payout factor is capped at [*]%, and revenue and operating margin are measured as follows:

•	Revenue refers to sales generated from all Spansion’s products and services as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP revenue would include:

•	Add back of deferred revenue lost due to fresh start accounting; and

•	Reduction of revenue from companies acquired during fiscal 2010.

•

Operating Margin is derived from Operating Income divided by Revenue (as defined above). Operating Income refers to Spansion’s earnings before interest income/expense, other income/expense, taxes and extraordinary items as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP Operating Income would include:

•	Revenue adjustments; and

•	Expense adjustments indicated on next page.

•	Elimination of bankruptcy-related reorganization, restructuring, and any other applicable costs, including any items identified as such in the 2010 Annual Budget;

•	Elimination of any other fees or bonuses that are required for or upon the company’s successful emergence from Chapter 11 bankruptcy;

•	Adjustment for Spansion Japan or Spansion Nihon KK related payments or expenses, settlement, or other such activities

•	Adjustments for changes in the carrying costs of assets and depreciation levels due to fresh start accounting, including but not limited to inventory, property and equipment, and intangibles;

•	Adjustments for changes in the liabilities due to fresh start accounting, including but not limited to market valuation of debt, capital leases, and other such items;

•	Adjustment for change in expenses due to equity grants (valuation, vesting, etc);

•	Elimination of costs and expenses from companies acquired during fiscal 2010 and any administrative costs associated with board-approved transactions; and

•

Elimination of any expenses or credits recorded on unconventional line items in GAAP Operating Income due to unforeseen accounting situations (e.g., sort reserve, claims agent, gain on extinguishment of debt, ARS, etc).

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Performance-Based Restricted Stock Units

The initial grant is 431,775 performance-based restricted shares that vest and are earned as follows:

2010 target - 25.0% or 107,944 shares is target (note, these shares will be granted in May 2010 and thus will vest (but not be earned) on December 31, 2010 - a period of less than one year)

2011 target - 25.0% or 107,944 shares is target

2012 target - 25.0% or 107,944 shares is target

2013 target - 25.0% or 107,943 shares is target

The key elements of the performance-based restricted stock unit program are:

•

Performance-based restricted stock units will vest (though not necessarily be earned) on an annual basis: 25% a year beginning with the year ending December 31, 2010. On the final trading day of January of the following year the actual number of shares earned will be awarded based on the achieved financials (“Payout Factor”) as defined in the Restricted Stock Units Earned Matrix on Page 6. The period for Company performance measurement will be the Company’s fiscal year.

•

Each participant will have a target number of shares for each year of the plan. This is referred to as the “Base Number of Shares”. The Base Number of shares is equal to 25% of the total number of shares awarded. For example, if the CEO was awarded 450,000 shares in year 1, his year one Base Number of Shares would be 112,500. And, if the CEO was awarded 200,000 additional shares in year 2, the CEO’s 2nd year Base Number of Shares would be 162,500 (112,500 for the year one grant plus 50,000 for the year two grant).

•	If the Company’s Payout Factor equals the 100% figure in the matrix, then the participant will earn 100% of the Base Number of Shares for the year.

•

If the Company’s Payout Factor falls below the 100% payout level in any year, then the percentage achieved will be applied to the Base Number of Shares with the additional, unearned shares deferred to the subsequent year (“Carry Forward” number of shares).

•

If the Company’s Payout Factor exceeds the 100% payout level in any year, then the Payout Factor will be applied to the Base Number of Shares. Any shares earned in excess of the Base Number of Shares will be funded by the carry forward shares. If an insufficient number of Carry Forward shares exists, excess shares will be accelerated from the furthest year out (i.e. if in 2010 more than 100% of the Base Number of Shares are earned, then the excess shares are accelerated from the Base Number of Shares scheduled to vest in 2013).

•	Upon acceleration, the Base Number of Shares from which the shares were accelerated shall be reduced by the corresponding number of accelerated shares.

•

No participant may earn additional shares over the initial number of shares granted; if performance in a given year warrants acceleration but the Base Number of Shares in subsequent years have already been depleted, no acceleration occurs.

•	Any Carry Forward shares not used to fund above target payouts are carried forward to the subsequent year.

•	Carry Forward shares not earned at the conclusion of the final performance period will be forfeited.

Note: the 2010 performance-based restricted stock unit program truly has RSUs at risk. Even though on the “upside”, RSUs accelerate, no “additional” shares over the initial grant can be earned. If the financial performance goals are not achieved in any given year, shares are pushed to the following year, but there is no guarantee that the shares push out will ever be earned, particularly since any unearned shares are forfeited after the four-year vesting period.

Performance-Based Restricted Stock Units Earned Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Stock Options

The initial grant is 802,606 stock options. The options will vest as follows: 33.3% after one year and then monthly thereafter – 3 year schedule.

The plan would be to receive a onetime cash bonus that is on top of and in addition to the incentive compensation plan outlined above that will be in the total amount of $1,736,342. This would be paid on or about November 1, 2010 and May 1, 2011 in equal installments.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Named Executive Officers (NEOs)

Total Compensation Package Recommendation

for

2010

For NEOs (other than the CEO):

High level strategy (same as CEO):

Our primarily long-term corporate objective is to create superior value for our stockholders. The objective of the executive compensation program is to attract, motivate, reward and retain highly qualified executive officers who are able to achieve the corporate objective of superior value for our stockholders. The executive compensation program is designed to provide a foundation of fixed compensation (based salary and time based restricted shares) and a significant portion of performance-based compensation.

Base Pay

EVP, CFO (Randy Furr): $440,000

EVP, Worldwide Sales (Ahmed Nawaz): $409,275

EVP, Marketing (Jim Reid): $370,000

Incentive compensation

See incentive compensation philosophy discussed in the CEO section. The philosophy here is the same.

The 2010 incentive compensation for the NEOs works as follows:

Base Pay	X	Individual Target Bonus Percentage	X	Company Payout Factor	X	Individual Payout Factor	=	Bonus Amount

With the following definitions:

Base Pay: bonus period ending annual base pay rate

Individual Target Bonus Percentage: defined below as recommended by CEO and approved by Compensation Committee

Company Payout Factor: defined from table below which is a function of revenue and operating margin as recommended annually by the CEO and approved by the BOD/Compensation Committee

Individual Payout Factor: These are both objective and subjective factors considered based on predetermined goals and objectives established by the CEO for each NEO and approved by the Compensation Committee and can affect the calculated performance bonus by as much as [*]% down or [*]% up with the stipulation that the total combined bonuses of the NEOs is a zero sum (i.e. assuming the same base pay, if one NEO received [*]%, one other would receive [*]% to offset the addition). See Exhibit A for Spansion Corporate goals and Exhibit B for the individual goals and objectives for each NEO.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The target incentive compensation percentage for the NEOs in fiscal 2010 is as follows:

EVP, CFO (Randy Furr): 125%

EVP, Worldwide Sales (Ahmed Nawaz): 80%

EVP, Marketing (Jim Reid): 80%

The above percentages apply against base pay based on achievement of the 2010 Budget as follows (100% equates to the NEOs receiving 100% of his/her targeted percentage of base pay):

Incentive Compensation Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Note: Company payout factor is capped at [*]%, revenue and operating margin is measured as follows:

•	Revenue refers to sales generated from all Spansion’s products and services as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP revenue would include:

•	Add back of deferred revenue lost due to fresh start accounting; and

•	Reduction of revenue from companies acquired during fiscal 2010.

•

Operating Margin is derived from Operating Income divided by Revenue (as defined above). Operating Income refers to Spansion’s earnings before interest income/expense, other income/expense, taxes and extraordinary items as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP Operating Income would include:

•	Revenue adjustments; and

•	Expense adjustments indicated on next page.

•	Elimination of bankruptcy-related reorganization, restructuring, and any other applicable costs, including any items identified as such in the 2010 Annual Budget;

•	Elimination of any other fees or bonuses that are required for or upon the company’s successful emergence from Chapter 11 bankruptcy;

•	Adjustment for Spansion Japan or Spansion Nihon KK related payments or expenses, settlement, or other such activities

•	Adjustments for changes in the carrying costs of assets and depreciation levels due to fresh start accounting, including but not limited to inventory, property and equipment, and intangibles;

•	Adjustments for changes in the liabilities due to fresh start accounting, including but not limited to market valuation of debt, capital leases, and other such items;

•	Adjustment for change in expenses due to equity grants (valuation, vesting, etc)

•	Elimination of costs and expenses from companies acquired during fiscal 2010 and any administrative costs associated with board-approved transactions.

•

Elimination of any expenses or credits recorded on unconventional line items in GAAP Operating Income due to unforeseen accounting situations (e.g., sort reserve, claims agent, gain on extinguishment of debt, ARS, etc)

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Performance-Based Restricted Stock Units

The initial grant of performance-based restricted shares for the NEOs are as follows:

2010 Initial Grant
EVP, CFO (Randy Furr)	215,888
EVP, Worldwide Sales (Ahmed Nawaz)	115,140
EVP, Marketing (Jim Reid)	124,735

The key elements of the performance-based restricted stock unit program are:

•

Performance-based restricted stock units will vest (though not necessarily be earned) on an annual basis: 25% a year beginning with the year ending December 31, 2010. On the final trading day of January of the following year the actual number of shares earned will be awarded based on the achieved financials (“Payout Factor”) as defined in the Restricted Stock Units Earned Matrix on Page 6. The period for Company performance measurement will be the Company’s fiscal year.

•

Each participant will have a target number of shares for each year of the plan. This is referred to as the “Base Number of Shares”. The Base Number of shares equal to 25% of the total number of shares awarded. For example, if the executive was awarded 100,000 shares in year 1, his year one Base Number of Shares would be 25,000. And, if the executive was awarded 50,000 additional shares in year 2, the executive’s 2nd year Base Number of Shares would be 62,500 (50,000 for the year one grant plus 12,500 for the year two grant).

•	If the Company’s Payout Factor equals the 100% figure in the matrix, then the participant will earn 100% of the Base Number of Shares for the year.

•

If the Company’s Payout Factor falls below the 100% payout level in any year, then the percentage achieved will be applied to the Base Number of Shares with the additional, unearned shares deferred to the subsequent year (“Carry Forward” number of shares).

•

If the Company’s Payout Factor exceeds the 100% payout level in any year, then the Payout Factor will be applied to the Base Number of Shares. Any shares earned in excess of the Base Number of Shares will be funded by the carry forward shares. If an insufficient number of Carry Forward shares exists excess shares will be accelerated from the furthest year out (i.e. if in 2010 more than 100% of the Base number of Shares are earned, then the excess shares are accelerated from the Base Number of Shares scheduled to vest in 2013).

•	Upon acceleration, the Base Number of Shares from which the shares were accelerated shall be reduced by the corresponding number of accelerated shares.

•

No participant may earn additional shares over the initial number of shares granted; if performance in a given year warrants acceleration but the Base Number of Shares in subsequent years have already been depleted, no acceleration occurs.

•	Any Carry Forward shares not used to fund above target payouts are carried forward to the subsequent year

•	Carry Forward shares not earned at the conclusion of the final performance period will be forfeited.

Note: the 2010 performance-based restricted stock unit program truly has RSUs at risk. Even though on the “upside”, RSUs accelerate, no “additional” shares over the initial grant can be earned. If the financial performance goals are not achieved in any given year, shares are pushed to the following year, but there is no guarantee that the shares push out will ever be earned, particularly since any unearned shares are forfeited after the four-year vesting period.

Performance-Based Restricted Stock Units Earned Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Stock Options

The initial grant of stock options to the NEOs are as follows:

2010 Initial Grant
EVP, CFO (Randy Furr)	401,303
EVP, Worldwide Sales (Ahmed Nawaz)	215,362
EVP, Marketing (Jim Reid)	223,600

The options will vest as follows: 33.3% after one year and then monthly thereafter – 3 year schedule.

The plan would be to receive a onetime cash bonus that is on top of and in addition to the incentive compensation plan outlined above. The onetime cash bonus will be $868,170.00 for Randy Furr, $483,732 for Jim Reid, and $465,908 for Ahmed Nawaz. This would be paid on or about November 1, 2010 and May 1, 2011 in equal installments.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For CEO direct reports (other than NEOs)

Total Compensation Package Recommendation

for

2010

For CEO direct reports (other than NEOs):

High level strategy (same as CEO & NEOs):

Our primarily long-term corporate objective is to create superior value for our stockholders. The objective of the executive compensation program is to attract, motivate, reward and retain highly qualified executive officers who are able to achieve the corporate objective of superior value for our stockholders. The executive compensation program is designed to provide a foundation of fixed compensation (based salary and time based restricted shares) and a significant portion of performance-based compensation.

Base Pay

SVP, Engineering (Joe Rauschmayer): $[*]

SVP, Human Resources (Carmine Renzulli): $[*]

SVP, CTO (Ali Pourkeramati): $[*]

SVP, Legal (Nancy Richardson): $[*]

SVP, Business Unit (Tom Eby): $[*]

Incentive compensation

See incentive compensation philosophy discussed in the CEO section. The philosophy here is the same.

The 2010 incentive compensation for the CEO’s direct reports works as follows:

Base Pay	X	Individual Target Bonus Percentage	X	Company Payout Factor	X	Individual Payout Factor	=	Bonus Amount

With the following definitions:

Base Pay: bonus period ending annual base pay rate

Individual Target Bonus Percentage: defined below as recommended by CEO and approved by Compensation Committee

Company Payout Factor: defined from table below which is a function of revenue and operating margin as recommended annually by the CEO and approved by the BOD/Compensation Committee

Individual Payout Factor: These are both objective and subjective factors considered based on predetermined goals and objectives established by the CEO for each NEO and approved by the Compensation Committee and can affect the calculated performance bonus by as much as [*] % down or [*] % up with the stipulation that the total combined bonuses of the NEOs is a zero sum (i.e. assuming the same base pay, if one NEO received [*] %, one other would receive [*] % to offset the addition). See Exhibit A for Spansion Corporate goals and Exhibit B for the individual goals and objectives for each CEO direct report.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The target incentive compensation percentage for the CEO’s direct reports in fiscal 2010 is as follows:

SVP, Engineering (Joe Rauschmayer): [*] %

SVP, Human Resources (Carmine Renzulli): [*] %

SVP, CTO (Ali Pourkeramati): [*] %

SVP, Legal (Nancy Richardson): [*] %

SVP, Strategy & Communications (Tom Eby): [*] %

The above percentages apply against base pay based on achievement of the 2010 Budget as follows (100% equates to the CEO’s direct reports receiving 100% of his/her targeted percentage of base pay):

Incentive Compensation Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Note: Company payout factor is capped at [*] %, revenue and operating margin is measured as follows:

•	Revenue refers to sales generated from all Spansion’s products and services as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP revenue would include:

•	Add back of deferred revenue lost due to fresh start accounting; and

•	Reduction of revenue from companies acquired during fiscal 2010.

•

Operating Margin is derived from Operating Income divided by Revenue (as defined above). Operating Income refers to Spansion’s earnings before interest income/expense, other income/expense, taxes and extraordinary items as reported in Spansion’s pro-forma P&L. Pro-forma adjustments to GAAP Operating Income would include:

•	Revenue adjustments; and

•	Expense adjustments indicated on next page.

•	Elimination of bankruptcy-related reorganization, restructuring, and any other applicable costs, including any items identified as such in the 2010 Annual Budget;

•	Elimination of any other fees or bonuses that are required for or upon the company’s successful emergence from Chapter 11 bankruptcy;

•	Adjustment for Spansion Japan or Spansion Nihon KK related payments or expenses, settlement, or other such activities

•	Adjustments for changes in the carrying costs of assets and depreciation levels due to fresh start accounting, including but not limited to inventory, property and equipment, and intangibles;

•	Adjustments for changes in the liabilities due to fresh start accounting, including but not limited to market valuation of debt, capital leases, and other such items;

•	Adjustment for change in expenses due to equity grants (valuation, vesting, etc)

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Elimination of costs and expenses from companies acquired during fiscal 2010 and any administrative costs associated with board-approved transactions.

•

Elimination of any expenses or credits recorded on unconventional line items in GAAP Operating Income due to unforeseen accounting situations (e.g., sort reserve, claims agent, gain on extinguishment of debt, ARS, etc)

Performance-Based Restricted Stock Units

The initial grant of performance-based restricted shares for the CEO direct reports are as follows:

2010 Initial Grant
SVP, Engineering (Joe Rauschmayer)	[*]
SVP, Human Resources (Carmine Renzulli)	[*]
SVP, CTO (Ali Pourkeramati)	[*]
SVP, Legal (Nancy Richardson)	[*]
SVP, Business Unit (Tom Eby)	[*]

The key elements of the performance-based restricted stock unit program are:

•

Performance-based restricted stock units will vest (though not necessarily be earned) on an annual basis: 25% a year beginning with the year ending December 31, 2010. On the final trading day of January of the following year the actual number of shares earned will be awarded based on the achieved financials (“Payout Factor”) as defined in the Restricted Stock Units Earned Matrix on Page 6. The period for Company performance measurement will be the Company’s fiscal year.

•

Each participant will have a target number of shares for each year of the plan. This is referred to as the “Base Number of Shares”. The Base Number of shares equal to 25% of the total number of shares awarded. For example, if the executive was awarded 100,000 shares in year 1, his year one Base Number of Shares would be 25,000. And, if the executive was awarded 50,000 additional shares in year 2, the executive’s 2nd year Base Number of Shares would be 62,500 (50,000 for the year one grant plus 12,500 for the year two grant).

•	If the Company’s Payout Factor equals the 100% figure in the matrix, then the participant will earn 100% of the Base Number of Shares for the year.

•

If the Company’s Payout Factor falls below the 100% payout level in any year, then the percentage achieved will be applied to the Base Number of Shares with the additional, unearned shares deferred to the subsequent year (“Carry Forward” number of shares).

•

If the Company’s Payout Factor exceeds the 100% payout level in any year, then the Payout Factor will be applied to the Base Number of Shares. Any shares earned in excess of the Base Number of Shares will be funded by the carry forward shares. If an insufficient number of Carry Forward shares exists excess shares will be accelerated from the furthest year out (i.e. if in 2010 more than 100% of the Base number of Shares are earned, then the excess shares are accelerated from the Base Number of Shares scheduled to vest in 2013).

•	Upon acceleration, the Base Number of Shares from which the shares were accelerated shall be reduced by the corresponding number of accelerated shares.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•

No participant may earn additional shares over the initial number of shares granted; if performance in a given year warrants acceleration but the Base Number of Shares in subsequent years have already been depleted, no acceleration occurs.

•	Any Carry Forward shares not used to fund above target payouts are carried forward to the subsequent year

•	Carry Forward shares not earned at the conclusion of the final performance period will be forfeited.

Note: the 2010 performance-based restricted stock unit program truly has RSUs at risk. Even though on the “upside”, RSUs accelerate, no “additional” shares over the initial grant can be earned. If the financial performance goals are not achieved in any given year, shares are pushed to the following year, but there is no guarantee that the shares push out will ever be earned, particularly since any unearned shares are forfeited after the four-year vesting period.

Performance-Based Restricted Stock Units Earned Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Stock Options

Initial grant of stock options to be granted at market for the CEO’s direct reports are as follows:

2010 Initial Grant
SVP, Engineering (Joe Rauschmayer)	[*]
SVP, Human Resources (Carmine Renzulli)	[*]
SVP, CTO (Ali Pourkeramati)	[*]
SVP, Legal (Nancy Richardson)	[*]
SVP, Strategy & Communications (Tom Eby)	[*]

The shares will vest as follows: 33.3% after one year and then monthly thereafter – 3 year vesting schedule.

The plan would be to receive a onetime cash bonus that is on top of and in addition to the incentive compensation plan outlined above in the amounts of $[*] for Joe Rauschmayer, $[*] for Carmine Renzulli, $[*] for Ali Pourkeramati, $[*] for Nancy Richardson, and $[*] for Tom Eby. This would be paid on or about November 1, 2010 and May 1, 2011 in equal installments.

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

2010 Spansion Corporate Goals

[*]

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

CEO, NEOs and Direct Reports Goals & Objectives for 2010

[*]

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Incentive Plan Martix Details

Bonus Payout Matrix

Revenue (M$)
[*]

Operating Margin %
[*]

Total Bonus Payout
	Target Plan Cost	Revenue (M$)
	[*]	[*]
Operating Margin %
[*]

Bonus as % of Operating Profit
	Target Plan Cost	Revenue (M$)
	[*]	[*]
Operating Margin %
[*]

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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